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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             NUTRITION MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                MINNESOTA                              41-1756256
         (State of incorporation                    (I.R.S. Employer
            or organization)                       Identification No.)


         9850 51ST AVENUE NORTH
                SUITE 110
         MINNEAPOLIS, MINNESOTA                           55442
(Address of principal executive offices)               (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the
following box.   / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.   / /


Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
                                (Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                                (Title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The description of the Common Stock, $.01 par value, of Nutrition Medical, Inc. (the "Company") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus filed pursuant to Rule 424(b) by the Company with the Securities and Exchange Commission on September 27, 1996 (File No. 333-9999), which description is incorporated herein by reference.

ITEM 2. EXHIBITS

1. Second Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-QSB (File No. 333-9999)).

2.   Second Restated Bylaws of the Company (incorporated by reference to Exhibit
     3.2 to the Company's Quarterly Report on Form 10-QSB (File No. 333-9999)).

3. Specimen Certificate representing the Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form SB-2 (File No. 333-9999)).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        NUTRITION MEDICAL, INC.
Date:  March 11, 1997


                                        By   /s/  William L. Rush
                                           ------------------------------
                                           William L. Rush
                                           Chairman of the Board, President and
                                           Chief Executive Officer


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                             NUTRITION MEDICAL, INC.

                             FORM 8-A EXHIBIT INDEX


  EXHIBIT
  NUMBER                                DESCRIPTION
-----------    -----------------------------------------------------------------

     1 Second Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-QSB (File No. 333-9999)).

     2 Second Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-QSB (File No. 333-9999)).

     3 Specimen Certificate representing the Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form SB-2 (File No. 333-
               9999)).


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